Exhibit 10.75

GUARANTY SUPPLEMENT

March 28, 2019

To the Holders of the Series A-1, A-2, A-3, A-4, A-5, A-6 and A-7 Notes, (each, as hereinafter defined) of STERIS Limited (formerly known as STERIS plc; the “Company”)

Ladies and Gentlemen:

WHEREAS, in order to refinance certain debt and for general corporate purposes, the Company entered into that certain Note Purchase Agreement, dated as of January 23, 2017 (the “Original Note Purchase Agreement”), between the Company and each of the purchasers party thereto providing for, inter alia, the issue and sale by the Company of (a) $50,000,000 aggregate principal amount of its 3.93% Senior Notes, Series A‑1, due February 27, 2027 (the “Series A‑1 Notes”); (b) €60,000,000 aggregate principal amount of its 1.86% Senior Notes, Series A‑2, due February 27, 2027 (the “Series A‑2 Notes”); (c) $45,000,000 aggregate principal amount of its 4.03% Senior Notes, Series A‑3, due February 27, 2029 (the “Series A‑3 Notes”); (d) €20,000,000 aggregate principal amount of its 2.04% Senior Notes, Series A‑4, due February 27, 2029 (the “Series A‑4 Notes”); (e) £45,000,000 aggregate principal amount of its 3.04% Senior Notes, Series A‑5, due February 27, 2029 (the “Series A‑5 Notes”); (f) €19,000,000 aggregate principal amount of its 2.30% Senior Notes, Series A‑6, due February 27, 2032 (the “Series A‑6 Notes”); and (g) £30,000,000 aggregate principal amount of its 3.17% Senior Notes, Series A‑7, due February 27, 2032 (the “Series A‑7 Notes”; the Series A‑1 Notes, the Series A‑2 Notes, the Series A‑3 Notes, the Series A-4 Notes, the Series A-5 Notes, the Series A-6 Notes and the Series A-7 Notes are hereinafter referred to as the “Notes”; the holders of such notes, the “Holders”).

WHEREAS, the Company and the Holders have agreed to enter into that certain First Amendment, dated as of March 5, 2019, to the Original Note Purchase Agreement (the “First Amendment”), pursuant to which the Original Note Purchase Agreement will be amended to be in the form of that certain Amended and Restated Note Purchase Agreement attached thereto dated as of March 5, 2019, between the Company and the Holders, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time (the “Note Purchase Agreement”).

WHEREAS, as a condition precedent to the closing of the Original Note Purchase Agreement, the Holders required that certain affiliates of the Company enter into an Affiliate Guaranty as security for the Notes (the “Guaranty”).

Pursuant to Section 9.7 of the Note Purchase Agreement and in connection with the First Amendment, the Reporting Entity (as defined in the Note Purchase Agreement) has agreed to cause the undersigned, STERIS plc, a public limited company organized under the laws of Ireland with company number 595593 (the “New Parent”), and STERIS Emerald IE Limited, a private company limited by shares incorporated under the laws of Ireland with company number 633389 (the “Irish Subsidiary” and, together with the New Parent, the “Additional Guarantors”), to join in the Guaranty. In accordance with the requirements of the Guaranty, the Additional Guarantors desire to amend the definition of Guarantor (as the same may have been heretofore amended) set forth in the Guaranty so that at all times from and after the date hereof, the Additional Guarantors shall be jointly and severally liable as set forth in the Guaranty for the obligations of the Company under the Note Purchase Agreement and Notes to the extent and in the manner set forth in the Guaranty.

     The undersigned is the duly elected Senior Vice President and Chief Financial Officer of the New Parent and a Director of the Irish Subsidiary and is duly authorized to execute and deliver this Guaranty Supplement to each of you. The execution by the undersigned of this Guaranty Supplement shall evidence their consent to and acknowledgment and approval of the terms set forth herein and in the Guaranty and by such execution the Additional Guarantors shall be deemed to have made in favor of the Holders the representations and warranties set forth in Section 5 of the Guaranty.

Upon execution of this Guaranty Supplement, the Guaranty shall be deemed to be amended as set forth above. Except as amended herein, the terms and provisions of the Guaranty are hereby ratified, confirmed and approved in all respects.

Any and all notices, requests, certificates and other instruments (including the Notes) may refer to the Guaranty without making specific reference to the Guaranty Supplement, but nevertheless all such reference shall be deemed to include this Guaranty Supplement unless the context shall otherwise require.

[Signature Page Follows]

Dated as of the date first written above.
STERIS plc, a company organized
under the laws of Ireland

By:	/s/ Michael J. Tokich
	Name:	Michael J. Tokich
	Title:	Senior Vice President and Chief Financial Officer

STERIS Emerald IE Limited

By:	/s/ J. Adam Zangerle
	Name:	J. Adam Zangerle
	Title:	Director

[Signature page to Guaranty Supplement – 2017 Notes]

ACCEPTED AND AGREED:

STERIS Limited

By:	/s/ Michael J. Tokich
	Name:	Michael J. Tokich
	Title:	Senior Vice President and Chief Financial Officer

[Signature page to Guaranty Supplement – 2017 Notes]